FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is made as of this 6th day of August, 2012 by and among (i) WRT Realty L.P., a Delaware limited partnership (the “Borrower”), (ii) the Lenders party thereto (the “Lenders”), and (iii) KeyBank National Association, as agent (the “Agent”) for the Lenders.

WHEREAS, the Borrower, the Lenders, and the Agent are party to that certain Amended and Restated Loan Agreement, dated as of March 3, 2011 (as same may be amended, modified, supplemented, extended, renewed, or restated from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

WHEREAS, the REIT has requested that the Agent and the Lenders consent to the issuance by the REIT of certain unsecured debt instruments (the “Offered Notes”) pursuant to a public offering on the terms set forth in the Prospectus Supplement attached hereto as Exhibit A.

WHEREAS, the Agent and the Lenders have consented to the issuance by the REIT of the Offered Notes, provided that the Borrower, among other things, executes and delivers this Amendment to Agent.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent, the Lenders and the Borrower agree as follows:

1.	Exhibit A to the Loan Agreement is hereby amended by inserting the following definition in alphabetical order:

“Offered Notes shall mean any notes issued by the REIT pursuant to that certain bond indenture dated August 6, 2012, executed by the REIT in favor of The Bank of New York Mellon, as trustee for the holders of the unsecured notes, as the same by supplemented from time to time.”

2.	Exhibit A to the Loan Agreement is hereby amended by deleting the definitions of Consolidated Entity and Total Asset Value.

3.	Exhibit A to the Loan Agreement is hereby amended by deleting the definition Pro Rata in its entirety and replacing same with the following:

“Pro Rata shall mean a calculation based on the percentage of the capital stock of or other equity interest in any Person owned, directly or indirectly, by the Borrower and/or the REIT.”

4.	Section 7.26.2 of the Loan Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Consolidated Leverage Ratio. The quotient resulting from dividing (i) the sum of the Borrower’s and the REIT's Pro Rata share of the aggregate amount of all Debt respecting the REIT, Borrower, and its Subsidiaries (including, without limitation, the outstanding balance of the Loan), by (ii) the REIT's Pro Rata share of the aggregate amount of all total assets respecting the Borrower, and its Subsidiaries, each as determined in accordance with GAAP, all as reasonably determined by the Agent in a manner consistent with the procedures and methods utilized  by the Agent in analyzing the financial information provided by the Borrower prior to closing, shall at all times be less than fifty five (55%) percent.

The compliance with the Consolidated Leverage Ratio covenant shall be tested by the Agent on the Calculation Date with results based upon then current financial information, as reasonably determined solely by the Agent.  If such Consolidated Leverage Ratio covenant shall not be satisfied on any Calculation Date, the Borrower shall prepay a sufficient amount of principal outstanding on the Loan such that if such principal reduction had been made on the Calculation Date the Consolidated Leverage Ratio covenant would have been satisfied on such Calculation Date.  It shall be an Event of Default if the Borrower fails to make such a prepayment not later than the first to occur of: (i) ten (10) Business Days after Notice from Agent to the Borrower  properly requesting the payment, or (ii) if the Borrower has failed to give Agent and each of the Lenders sufficient reports to enable Agent to make the necessary calculations, forty-five (45) days following the applicable Calculation Date, provided the Borrower shall have an additional five (5) days to supply additional information to the Agent from the date the Agent notifies the Borrower that the initial reports have been deemed insufficient by the Agent.”

5.	Section 10.1.11 of the Loan Agreement is hereby deleted in its entirety and shall be replaced by the following:

“10.1.11.  Default of Other Specified Debt and Related Documents.  If a default or event of default (regardless of how or if defined) shall occur under (a) any Debt of the Borrower, (b) any Debt of any Borrower Subsidiaries in excess of $10,000,000.00 in any instance or $25,000,000.00 in the aggregate, or (c) the Offered Notes.”

6.	Upon the execution hereof, the Borrower shall pay to the Agent all fees and expenses (including reasonable attorney’s fees and expenses) incurred by the Agent.

7.
This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.

8.
The Borrower acknowledges and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lenders or the Agent with respect to amounts outstanding under the Loan Agreement or otherwise.  To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, the Borrower hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

[SIGNATURES TO FOLLOW]

It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

BORROWER:	WRT REALTY L.P., a Delaware limited partnership By: Winthrop Realty Trust, general partner By: /s/ Carolyn Tiffany Name: Carolyn Tiffany Title: Chief Operating Officer

AGENT:	KEYBANK NATIONAL ASSOCIATION, a national banking association By: /s/ Jane McGrath Duly Authorized

LENDER:	KEYBANK NATIONAL ASSOCIATION, a national banking association By: /s/ Jane McGrath Duly Authorized

First Amendment Signature Page

CONSENT

Each of the undersigned Guarantors consent to the foregoing First Amendment and acknowledge and agree that the respective guaranty executed by each of the undersigned remains in full force and effect.

GUARANTORS:

WINTHROP REALTY TRUST, an Ohio Business trust

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title:  President

WRT TRS MANAGEMENT CORP., a Delaware corporation

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title:  President

FT-FIN ACQUISITION LLC,
a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title: President

FT-FIN GP LLC, a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title: President

WRT-ANDOVER PROPERTY LLC,
a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title:  President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

WRT-ANDOVER PROPERTY MANAGER LLC,
a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title:  President

WRT-SOUTH BURLINGTON PROPERTY LLC,
a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title:  President

WRT-SOUTH BURLINGTON PROPERTY
MANAGER LLC, a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title: President

WRT PROPERTY HOLDING LLC, a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title:  President

 WRT-CROSSROADS LLC, a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title:  President

WRT-CROSSROADS ONE LLC, a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title:  President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

FT-WD PROPERTY LLC, a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title:  President

FT-KRG (Atlanta) LLC
FT-KRG (Denton) LLC
FT-KRG (Louisville) LLC
FT-KRG (Memphis) LLC
FT-KRG (Seabrook) LLC
FT-KRG (Greensboro) LLC

Each, a Delaware limited liability company

By: /s/ Carolyn Tiffany
Name:   Carolyn Tiffany
Title:   President

FT-KRG PROPERTY L.P., a Delaware limited partnership

By:  FT-FIN GP LLC, a Delaware limited liability company, its general partner

By: /s/ Carolyn Tiffany
Name:  Carolyn Tiffany
Title:  President